                                                                    EXHIBIT 10.1
                                                                    ------------

                                OPTION AGREEMENT
                                ----------------


          THIS OPTION AGREEMENT ("Option Agreement") is entered into as of September 22, 2001, by 5 C'S FARM, INC. an Ohio [corporation] and WILLIAM A. CLELAND, SR., an individual, hereinafter collectively referred to as "Owner" in favor of NORTHWEST ETHANOL, LLC, an Ohio limited liability company, hereinafter referred to as "Purchaser."


         1. GRANT OF OPTION. The parties referred to in this Option Agreement as the "Owner" collectively own 49.1 acres of real property located in Defiance county, Ohio, which real property is described in Exhibit A, attached hereto and incorporated herein (the "Owner's Parcel"). In consideration of the payment of the Option Fee (as hereinafter defined) to Owner by Purchaser, Owner hereby grants to Purchaser the sole and exclusive right and option (the "Option") to purchase all or a portion of the Owner's Parcel, together with all improvements and appurtenances thereto. In the event that Purchaser desires to purchase less than all of the Owner's Parcel, Purchaser shall have the right to designate that portion of the Owner's Parcel to be purchased, such area to be designated on the Survey contemplated by Section 6(c) hereof. That portion of the Owner's Parcel to be purchased by Purchaser, whether all or a portion of the Owner's Parcel, is herein referred to as the "Premises."

          2. TERM. The Option may be exercised by the Purchaser at any time on or before 5:00 P.M. on March 31, 2002 or, if extended by Purchaser pursuant to the provisions of Paragraph 3 hereof, on or before September 30, 2002. Purchaser shall exercise the Option by giving written notice to Owner at the following
address:                                            05327 Thiel Road
                                                    Hicksville, Ohio 43526 .

         3. OPTION FEE. On the date hereof, Purchaser agrees to deliver to Owner the sum of Five Hundred Dollars ($500.00) (the "Option Fee"). In the event that Purchaser has not exercised the Option prior to March 31, 2002, Purchaser may deliver to Owner, on or before such date, an additional option fee of Five Hundred Dollars ($500.00) (the "Additional Deposit") in consideration of which Owner shall extend the term of the Option for an additional six (6) month period. Purchaser's failure to deliver the Additional Deposit on or before such date shall terminate the Option and Owner shall be entitled to retain the Option Fee. In the event that Purchaser exercises the Option, the Option Fee and, if applicable, the Additional Deposit shall be applied to the purchase price of the Premises.

          4. FAILURE TO EXERCISE OPTION. If Purchaser does not exercise the Option, Owner shall retain the Option Fee, but the Additional Deposit, if applicable, shall be refunded to Purchaser.

         5. PURCHASE PRICE. The total purchase price for the Premises shall be the product of the net acreage of the Premises, as designated by Purchaser and delineated by the





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

Survey contemplated by Section 6(c) hereof, multiplied by the sum of Two Thousand Five Hundred Dollars ($2,500.00) per acre for each acre selected by Purchaser (which amount shall be prorated for any part of the Premises that is less than a full acre). Purchaser shall pay the purchase price to Owner pursuant to the terms of a Real Estate Purchase Agreement to be entered into between the parties following Purchaser's exercise of the Option (the "Purchase Agreement") which Purchase Agreement shall allocate to each of the Owners that portion of the purchase price that is attributable to the Premises owned by such Owner.

          6. EXERCISE OF OPTION. The purchase price, contingencies and other terms of acquiring the Premises, should Purchaser exercise the Option, shall be contained in the Purchase Agreement containing the following terms:

                  a. Conveyance. The Premises shall be conveyed to Purchaser, or its nominee, by general warranty deed, free and clear of all liens and encumbrances whatsoever, except for real estate taxes and general and special assessments not then due and payable and such easements, reservations, limitations and restrictions as Purchaser shall approve.

                  b. Closing. The transaction shall close on a date (the "Closing Date") set by Purchaser, which date shall be sixty (60) to ninety (90) days following the date Purchaser exercises the Option.

                  c. Title Policy and Survey. Owner shall supply Purchaser with an ALTA owner's policy of title insurance insuring that title to the Premises is as described in Section 6(a) above. Owner shall supply Purchaser with an ALTA/ACSM survey of the Premises made by a licensed surveyor (the "Survey"), which Survey shall contain a calculation of the total acreage of the Premises, exclusive of portions thereof within public highways or streets (the "net acreage") and shall also contain the location of all easements, encroachments, utility lines, access to public highways abutting the Premises, all improvements located on the Premises, a legal description for the Premises and shall confirm that the internal boundaries of any parcels comprising the Premises are contiguous to each other without any gap or gore. The Survey and the title insurance policy shall be in form and substance satisfactory to Purchaser.

                  d. Lot Split. Owner shall, at its expense, secure any lot splits necessary for the Premises in the event that Purchaser elects to Purchase less than all of the available 49.1 acres.

                  e. Taxes. All taxes, assessments or utility charges related to the Premises shall be prorated between the parties as of the Closing Date, with the Closing Date being treated as a day of ownership by Seller.

                  f. Other Conditions. The parties shall agree to such other terms and conditions as are necessary and appropriate to close the transaction contemplated by this Option. In the event of a disagreement over such terms, those terms and conditions as are customary in similar real estate purchase agreements in Cleveland, Ohio shall control to the extent not inconsistent with the terms and conditions contained herein.

         7. ENTRY FOR INSPECTION. During the term of the Option, Owner shall provide Purchaser and Purchaser's agents or representatives with complete access to the Owner's Parcel for the purpose of conducting such inspections, engineering studies, surveys, appraisals, test borings or any other activities reasonably required by Purchaser in order to determine the suitability of the Owner's Parcel for Purchaser's purposes (collectively, the "Inspections"). The right to conduct Inspections shall include the right to enter upon any portion of the Owner's Parcel to take measurements, make inspections, make boundary and topographical survey maps, and to conduct geotechnical, environmental, groundwater, wetland and other studies required by Purchaser, in its sole discretion, and to determine the adequacy of utilities servicing the Owner's Parcel, zoning ordinances and compliance with laws. No such Inspections shall constitute a waiver or relinquishment on the part of Purchaser of its rights under any covenant, condition, representation or warranty of Owner under this Agreement. Upon execution of this Option Agreement, Owner shall deliver to Purchaser, at no cost to Purchaser, such of the following as are in the possession of or available to Owner: existing soil and groundwater tests, surveys, contracts, leases, title policies, environmental reports, underground storage tank test results, waste disposal records, permit records, traffic studies, other engineering tests and studies pertaining to the Owner's Parcel, all existing site plans, drawings, architectural drawings or other plans related to the development or proposed development of the Owner's Parcel. Owner shall cooperate with Purchaser during the Inspections and hereby agrees to attend all meetings relating to Purchaser's intended use of the Premises, as well as all site plan approval meetings.

         8. NOTICE. All notices provided for herein shall be personally delivered, by United States certified mail, return receipt requested or sent by a nationally recognized overnight package carrier delivered to Purchaser at 101 Clinton St., Suite 1500, Defiance, Ohio 43512, Attn: Ted Penner, and to Owner at the address specified in Section 2 above. Either party shall have the right to designate a new address for the receipt of such notices by written notice given as aforesaid.

         9. ASSIGNMENT. This Option Agreement and all rights hereunder shall be freely assignable by Purchaser. If Purchaser shall assign the same, all acts to be performed by Purchaser with respect to this Option Agreement and the Purchase Agreement, including payment of the purchase price, may be performed by any such assignee, whether the assignment is made prior to or after the exercise of the Option.






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




         EXECUTED as of the date first above written.

Witnessed By:                                                                  OWNER:

                                                                          5 C's FARM, INC.,
                                                                         an Ohio corporation

/s/ Corinne Hurni                                     By:  /s/ William Cleland Sr., 5C's Farm, Inc.
-------------------------------------------              ------------------------------------------
Witness 1 - Signature

Corinne Hurni                                         Printed Name:  William A. Cleland Sr.
-------------------------------------------                          -----------------------------
Witness 1 - Print or Type Name

/s/ Colleen Richter                                   Its:  President
-------------------------------------------                 --------------------------------------
Witness 2 - Signature
                                                       Date:  9-22-01
                                                              ------------------------------------


Colleen Richter                                       /s/ William A. Cleland Sr.
-------------------------------------------           --------------------------------------------
Witness 2 - Print or Type Name                                         William A. Cleland, Sr.

/s/ Corinne Hurni
-------------------------------------------
Witness 1 - Signature

Corinne Hurni
-------------------------------------------
Witness 1 - Print or Type Name

/s/ Colleen Richter
-------------------------------------------
Witness 2 - Signature

Colleen Richter                                       Date:  9-22-01
-------------------------------------------                  -------------------------------------
Witness 2 - Print or Type Name


                                                      /s/ Doris I. Cleland
-------------------------------------------           --------------------------------------------
Witness 1 - Signature                                                     Doris I. Cleland

-------------------------------------------
Witness 1 - Print or Type Name

-------------------------------------------
Witness 2 - Signature
                                                      Date: 9-22-01
-------------------------------------------                 --------------------------------------
Witness 2 - Print or Type Name

                                                                                 PURCHASER:
Witnessed By:
                                                                          NORTHWEST ETHANOL, LLC
                                                                          an Ohio limited liability company

/s/ Lynn E. Bergman                                           By:/s/ Eugene H. Schubert NWE Vice Chairman
----------------------------------------------                   ----------------------------------------
Witness 1 - Signature

Lynn E. Bergman                                               Printed Name:  Eugene H. Schubert
-----------------------------------------------                            -------------------------------
Witness 1 - Print or Type Name

/s/ Jerry L. Bergman                                          Its:  Vice Chairman NWE Board
------------------------------------------------                    --------------------------------------
Witness 2 - Signature

Jerry L. Bergman                                              Date:  9-28-01
------------------------------------------------                     ----------------------------------------------
Witness 2 - Print or Type Name



STATE OF OHIO              )
                           )  SS.
COUNTY OF DEFIANCE         )

         The foregoing instrument was acknowledged before me this 22ND day of SEPTEMBER, 2001 by WILLIAM A. CLELAND SR., PRESIDENT of 5 C's Farm, Inc. an Ohio corporation on behalf of such corporation.


                                     /s/ Corinne Cleland Hurni
                                     ------------------------------------------
                                                 Notary Public
                                     Corinne Cleland Hurni, Notary Public
                                     State of Ohio
                                     My Commission Expires July 11, 2004

STATE OF OHIO              )
                           )  SS.
COUNTY OF DEFIANCE         )

         The foregoing instrument was acknowledged before me this 22ND day of SEPTEMBER, 2001 by William A. Cleland, Sr. and Doris I. Cleland.


                                     /s/ Corinne Cleland Hurni
                                     -------------------------------------------
                                                  Notary Public
                                     Corinne Cleland Hurni, Notary Public
                                     State of Ohio
                                     My Commission Expires July 11, 2004

STATE OF OHIO              )
                           )  SS.
COUNTY OF DEFIANCE         )

         The foregoing instrument was acknowledged before me this 28TH day of SEPTEMBER, 2001 by EUGENE SCHUBERT, of Northwest Ethanol, LLC, an Ohio limited liability company on behalf of the company.

                                     /s/ Barbara A. Vance
                                     -------------------------------------------
                                                  Notary Public
                                     Barbara A. Vance
                                     Notary Public, State of Ohio
                                     My Commission Expires June 21, 2005








This Instrument Prepared By:

Ted W. Penner, Esq.
101 Clinton St.
Suite 1500
Defiance, OH  43512






























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



                                                                     "EXHIBIT A"


TRACT 1 - Situated in the Township of Mark, County of Defiance and State of Ohio, and known as:

Northwest fractional Quarter (1/4) of the Northwest Quarter (1/4) of Section Nineteen (19), Township Number four (4) North of Range Two (2) East, containing forty-nine and 10/100 acres of land.

(Deed Book 202-767) Perm. Parcel No. G19-0019-0-003-00


TRACT 3 - Situated in the Township of Mark, County of Defiance and State of Ohio, and known as:

A parcel of land being situated in the Northwest Quarter(1/4) of Section 19, Town 4 North, Range 2 East, Mark Township, Defiance County, Ohio, and which is more particularly described as follows: Beginning at an iron pin in the Southwest corner of the Northwest Quarter (1/4) of said Section 19; thence North 0(Degree)-00' East on the West line of the Northwest Quarter (1/4) of said
Section 19; thence North 0(Degree)-00' East on the West line of the Northwest Quarter (1/4) of Section 19 and the Hicksville-Mark Township line a distance of
49.70 feet to an iron pin over a cornerstone; thence North 0(Degree)-06' West on the said West line of the Northwest Quarter (1/4) of Section 19 and the Hicksville-Mark Township line a distance of 1124.80 feet to a point on the Northerly right-of-way line of the Baltimore and Ohio Railroad and the place of beginning; thence North 0(Degree)-06' West on the said West line of the Northwest Quarter (1/4) of Section 19 and the Hicksville-Mark Township line a distance of 162.00 feet to a railroad spike; thence north 89(Degree)-44' East a distance of 1566.89 feet to a point; thence South 0(Degree)-09' West a distance of 266.90 feet to a point on the Northerly right-of-way line of said railroad; thence North 86(Degree)-26' West on the said Northerly right-of-way line of said railroad a distance of 1568.94 feet to the place of beginning.
Containing 7.71 acres more or less but subject to all legal highways and easements of record.

A survey of the above parcel was made by Paul J. Westhoven, Registered Surveyor No. 5602.

(Deed Book 225-261) Perm. Parcel No. G19-0019-0-005-01















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